2022 Analyst & Investor Day September 21, 2022

2© 2022 iRhythm Technologies, Inc. Welcome DAN WILSON Executive Vice President, Corporate Strategy

3© 2022 iRhythm Technologies, Inc. Safe Harbor Certain data in this presentation was obtained from various external sources, and neither iRhythm Technologies, Inc. (“iRhythm” or the “Company”) nor its affiliates or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy of that data or undertakes to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors. The trademarks included herein are the property of the owners and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company. This presentation and the accompanying oral presentation include forward-looking statements. All statements other than statements of historical facts, including statements regarding our future results of operations and financial position, clinical results, strategy and plans, market size and opportunity, competitive position, industry environment, potential growth opportunities, plans for international expansion, business model, reimbursement rates and coverage, and our expectations for future operations, are forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short- and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in “Risk Factors” in our most recent 10-K and 10-Q filed with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. This presentation regarding the Company shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Sales and offers to sell iRhythm securities will only be made in accordance with the Securities Act of 1933, as amended, and applicable SEC regulations, including prospectus requirements.

© 2022 iRhythm Technologies, Inc. 4 Strategy for Stakeholder Value Creation Quentin Blackford Clinical Innovation Mintu Turakhia, MD, MAS A Foundation for Growth: Core U.S. Business Chad Patterson Expansion into International Markets Sandrine Moirez Q&A 15-minute break Introducing: Know Your Rhythm Sara Bender A Look Forward: Building Technology for the Future Mark Day, PhD Building Operational Excellence Doug Devine Financial Outlook Brice Bobzien Q&A Agenda

5© 2022 iRhythm Technologies, Inc. QUENTIN BLACKFORD President & CEO MINTU TURAKHIA, MD, MAS Chief Medical Officer & Chief Scientific Officer CHAD PATTERSON Chief Commercial Officer SANDRINE MOIREZ International General Manager SARA BENDER Chief of Staff MARK DAY Chief Technology Officer DOUG DEVINE Chief Operating Officer BRICE BOBZIEN Chief Financial Officer Presenters

6© 2022 iRhythm Technologies, Inc. Strategy for Stakeholder Value Creation QUENTIN BLACKFORD President and Chief Executive Officer

7© 2022 iRhythm Technologies, Inc. a ~25% Penetration in core U.S. ambulatory cardiac monitoring market 5+ Million Patients served 1,600+ Global employees 66 Countries and states where we have employees 1 Billion Hours of curated ECG data 35+ Peer-reviewed publications ~1.5 Million Patients served annually and growing >30% Five-year revenue CAGR Data on file, September 2022.

© 2022 iRhythm Technologies, Inc. 8 iRhythm’s track record of success Proven ability to commercially launch innovative products and services as well as repeatedly grow market share Consistent, steady volume growth has enabled high-growth revenue generation 400,000 600,000 800,000 1,000,000 1,300,000 1,500,000 $98,509 $147,277 $214,552 $265,166 $322,825 $417,500 2017 2018 2019 2020 2021 2022E Global unit volume Global net revenue (USD millions) Five-year revenue CAGR: 33%

Out-paced revenue growth from massive underpenetrated markets on a global scale Delivering meaningful improvements in financial profile Addressing the future focus of healthcare Expanding existing markets while extending into adjacent markets

10© 2022 iRhythm Technologies, Inc. MARKET EXPANSION OPPORTUNITIES INNOVATION OPERATIONAL EFFICIENCY FOCUS IMPROVING FINANCIAL PROFILE Compelling investment thesis for value creation Core US market penetration Greenfield specialist growth Primary care physician growth Channel expansion International expansion Adjacent market development Relentless patient focus Insight generation AI and prediction capabilities Connected care Commitment to quality, safety and regulatory compliance Supply chain resilience Unit cost economics Digital transformation Continuous process improvement Focus on generating leverage Disciplined opportunity prioritization Balanced reinvestments Strategic portfolio management Investments for opening adjacent markets Strategy to deliver enhanced value to all stakeholders

11© 2022 iRhythm Technologies, Inc. The Zio platform enables us to address the challenges of tomorrow AI PLATFORM (34-LAYER DEEP NEURAL NET) 2nd Generation, FDA-cleared, deep-learned ECG detection algorithm PATENTED WEARABLE BIOSENSORS Single-use monitor that patients prefer 1 2 ACTIONABLE AND SCALABLE DIGITAL PLATFORM High-quality digital report delivered via desktop, mobile or EHR 3

Vision Better Data, Better Insights, Better Health for All. Mission Boldy innovating to create trusted solutions that detect, predict and prevent disease.

13© 2022 iRhythm Technologies, Inc. Substantial and growing market potential See appendix for sources Massive TAM today…. International markets Adjacent markets At-risk undiagnosed Symptomatic initial diagnosis ….With significant market expansion UK market (0.5 M) Symptomatic U.S. market (5.6 M)

Significant market opportunity will lead to meaningful value creation over the next five years

GLOBAL NET REVENUE (USD, MILLIONS)


20% CAGR
$323
$418
$1,000+
2021A
2022G
2027E

20%+ CAGR over next five years

~$600 million total revenue growth

GROSS PROFIT MARGIN


+450 bps
66%
69%
73%
2021A
2022G
2027E

~450 bps margin expansion with opportunities to offset pricing pressures

Driven by improving economies of scale and automation initiatives

ADJUSTED EBITDA MARGIN


+1,850 bps
-11%
-3%
15%
2021A
2022G
2027E

~1,850 bps expansion inclusive of continued R&D and S&M investments

Improvement in operating leverage particularly in G&A

Adjusted EBITDA calculated as earnings excluding interest, taxes, depreciation and amortization, stock compensation expense and restructuring costs

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Significant adjacent market opportunities

UNDIAGNOSED ARRYTHMIAS

2022 estimated at-risk[1]: 12M

Estimated 20% of Medicare-eligible population based on mSToPs inclusion criteria

Higher risk of comorbidities like sleep apnea, heart failure, hypertension, stroke

SLEEP APNEA

Prevalence: ~30M

Up to 80% of AFib patients have sleep apnea

Large prevalence of undiagnosed sleep apnea with poor convenient diagnostic pathway at PCP

HEART FAILURE

Prevalence: ~6M

25% of heart failure patients have AFib

AFib begets heart failure, causing high readmission

HYPERTENSION

Prevalence: ~130M

Up to 90% of AFib patients have hypertension and there is a large comorbid hypertension population

Initial investments being made to explore feasibility in massive market opportunities

See appendix for sources

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© 2022 iRhythm Technologies, Inc. 16 INTRODUCING The ground-breaking program for early detection of heart arrhythmias.

Driving efficiencies through operational discipline


PLAN
BUILD & INTEGRATE
OPERATE
MEASURE
IMPROVE & ADJUST

Improving unit cost economics

G&A efficiencies and leverage

Globalization

Automation and digital transformation

~$250 million[1] in anticipated gross annual savings by 2027

1. Net of non-cash operating leverage

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© 2022 iRhythm Technologies, Inc. 18 Partnership and business development themes Strategic portfolio management will fuel future growth opportunities 1. Investments will be prioritized that accelerate growth in alignment with strategic vision 2. Opportunities will be evaluated based on their ability to complement or supplement core competencies 3. Disciplined evaluation will contemplate strategic, operational and financial measures COMMERCIAL PARTNERSHIPS DATA ACQUISITIONS OR LICENSING INTERNATIONAL TARGETS COMPANY/ PRODUCT ACQUISITIONS

19© 2022 iRhythm Technologies, Inc. Committed to sustainable and responsible growth ENVIRONMENTAL RESPONSIBILITY PATIENT AND COMMUNITY SUPPORT ROBUST GOVERNANCE STRUCTURE Key environmental approaches include reuse and recycling Innovative design enables safe and effective reuse of circuit boards Sustainability & Climate Taskforce Efforts to minimize environmental impact Patient safety Customers’ access to quality healthcare Established ethics and integrity programs Establishment of Privacy Council Executive Leader with oversight of ESG, ERM and DEI 2022 ESG priority assessment completed Board governance on ESG topics Establishment of ESG Steering Committee Focus on ESG opportunities and risk mitigation important for delivering long-term value

Operational Excellence Advancing profitable core business with focused investments in growth Building infrastructure to support next phase of growth Clinical Distinction First-to-market leader with best-in-class report and clinical evidence Building a healthcare company of the future through physician- and patient-centered innovation Differentiated Data Sets Competitive advantage driven by AI and data insights capabilities Proven Leadership Team Expanded leadership team with new and complementary core competencies Experienced and focused within respective disciplines

21© 2022 iRhythm Technologies, Inc. Clinical Innovation MINTU TURAKHIA, MD, MAS Chief Medical Officer and Chief Scientific Officer

22© 2022 iRhythm Technologies, Inc. Vision Better Data, Better Insights, Better Health for All. Mission Boldy innovating to create trusted solutions that detect, predict and prevent disease.

23© 2022 iRhythm Technologies, Inc. iRhythm’s first mover advantage Hardware IDTF Services Software FIRST-TO-MARKET IN ADDRESSING UNMET CLINICAL NEED Hardware IDTF Services Software Platform Algorithms Data SCALE AND ADAPT TO LEAD THE LONG-TERM CONTINUOUS MARKET Artificial Intelligence (AI) Analytics Clinical Decision Support Disease Management SaaS Research Data Services LEVERAGE DATA AND AI TO REDEFINE THE MARKET PAST PRESENT FUTURE

24© 2022 iRhythm Technologies, Inc. iRhythm’s clinical priorities are aligned to proactively address fundamental shifts towards an evolved model of care delivery Many fast followers (most are small) Crowded, noisy, landscape Health care delivery of diagnostics has changed Consumer pre-diagnostics augment the market Physician practices seeking more passive revenue (Remote patient monitoring, Disease management, Specialty-adjacent areas) Enhance core products Augment clinical evidence Explore and enter adjacencies Leverage data and EHR integration to platformize ZioSuite MARKETPLACE TODAY CLINICAL INNOVATION PRIORITIES

25© 2022 iRhythm Technologies, Inc. Priorities for scientific and clinical innovation to unlock long-term value ENHANCE CORE PRODUCTS AUGMENT CLINICAL EVIDENCE EXPLORE AND ENTER ADJACENCIES LEVERAGE DATA SCIENCE AND AI Iterate on Zio set or products to remain best in class New analytics and insights based on clinical needs Design not only for new diagnosis but for long-term care management — create more value for repeat testing Continue generating high-value, differentiating clinical evidence for core products and services Deepen alliances with societies and key opinion leaders Reinforce clinical value of Zio XT and Zio AT in marketplace Maintain relentless patient and physician focus Further differentiate core products Explore the intersection of technology-adjacent and clinically-adjacent areas Leverage our data and capabilities to address where we believe the marketplace is going Focus on disease classification, prediction, and augmented intelligence Innovation is driven by unmet clinical needs and opportunity

The Zio Service delivers superior clinical accuracy while reducing the cost of care

PATIENT EXPERIENCE

98% patient compliance[1,2]

Continuous, uninterrupted monitoring

No battery charge required

81% of patients prefer wearing Zio for 14 days vs Holter for 24hrs[3]

99% usable recording[4]

Patient app MyZio

PHYSICIAN & STAFF SATISFACTION

83% diagnostic yield within fourteen days of monitoring[1,5]

Deep-learned AI

99% physician agreement with the Zio report[1,7]

Workflow efficiencies from comprehensive platform

Reading app ZioSuite

CLINICAL OUTCOMES

2.6X greater detection of AFib vs usual care (mSToPS)[8]

3x greater diagnostic yield than Holter and Event monitors[1,5]

Minimized noise or artifact

Faster time to diagnosis[6]

COST OF CARE

Expedited patient care while reducing operational costs[6]

Automated data and charge capture with EHR integration

Reduction in hospital admissions

See appendix for sources

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© 2022 iRhythm Technologies, Inc. 27 Clinical Evidence Generation

iRhythm's approach to clinical science

ZIO CLINICAL INNOVATION

EARLY CLINICAL EVIDENCE	Gain early data for commercial path and FDA clearance that are aligned to use cases and workflow
DEMONSTRATE VALUE	Pre- and post-market efforts to show clinical superiority and value, including health outcomes and cost
REINFORCE FEATURES AND USE CASES	Demonstrate superiority across a spectrum of clinical conditions and use cases, extending themes of diagnostic yield, quality, utility, actionability
LEVERAGE DATA	• 5 million reports and 1+ billion hours of labeled/curated ECG data • Nationwide medical claims data and electronic health record data • Data from other diagnostic devices
ALIGN WITH PROFESSIONAL SOCIETIES AND KOLS	Influence from papers, podium, programs, and guidelines

American Heart Association. AMERICAN COLLEGE of CARDIOLOGY. Heart Rhythm Society. ESC European Society of Cardiology. EHRA European Heart Rhythm Association European Society of Cardiology

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29© 2022 iRhythm Technologies, Inc. iRhythm engages with top academic centers and KOLs globally UNITED KINGDOM GERMANY UNITED STATES

30© 2022 iRhythm Technologies, Inc. ABSTRACTS PRESENTED AT GLOBAL CONGRESSES MANUSCRIPTS PUBLISHED IN GLOBAL JOURNALS Robust and growing body of clinical evidence 129 abstracts presented at 32 unique conferences since 2010 ACC, AHA, and HRS account for 54% of abstract presentations 195 publications in 110 unique journals since 2011, including: 92 original research manuscripts representing >280,000 patients and accounting for >1,200 citations 16 case reports, 53 reviews and 34 other types 1 2 5 4 11 8 6 19 12 17 13 18 13 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1 3 7 7 11 9 6 28 28 32 45 18 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Original Research Review

Key 2022 congresses displayed diverse and impactful data

CONFERENCE	INTERNATIONAL STROKE CONFERENCE (ICS)	AMERICAN COLLEGE OF CARDIOLOGY (ACC)	HEART RHYTHM SOCIETY (HRS)	JAPANESE HEART RHYTHM SOCIETY (JHRS)	EUROPEAN SOCIETY OF CARDIOLOGY (ESC)	HEART RHYTHM SOCIETY – DIGITAL HEALTH (HRX)	AMERICAN HEART ASSOCIATION (AHA)
	February 9-11, 2022 New Orleans, LA + Virtual	April 2-4, 2022 Washington, DC	April 29 – May 1, 2022 San Francisco, CA	July 7-10, 2022 Yokohama, Japan	August 26-29, 2022 Barcelona, Spain	September 8-10, 2022 San Diego, CA	November 5-7, 2022 Chicago, IL + Virtual
KEY STUDIES PRESENTED		• Syncope pathways at the ED (Zio AT) • Rutgers-TAVR retrospective (Zio AT) • GUARD-AF	• Zio Watch (Verily prospective study) • University of Maryland/PVC		• Liverpool Experience • Barts Heart Centre Experience	• AI and Zio AT	• Zio AT National Experience • Ascension Health System Experience • mSToPS • PVC National Database • SMASH • CRIC • CARE COVID

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Recent peer-reviewed publications

STUDY	MANUSCRIPT	INSTITUTION	AUTHORS	JOURNAL	STATUS	SIGNIFICANCE
GUARD-AF	Reducing stroke by screening for Undiagnosed atrial fibrillation in elderly inDividuals (GUARD-AF): Rationale and Design of the GUARD-AF Randomized Trial of Screening for Atrial Fibrillation with a 14-day Patch-Based Continuous ECG Monitor	BMS / Pfizer	Daniel Singer MD	*Am Heart J*	Published July 2022	Trial Design and Preliminary Detection Results
UCSF COVID-19 STUDY	Prospective Arrhythmia Surveillance After a COVID-19 Diagnosis	UCSF	Thomas Dewland MD Gregory M. Marcus MD	*Open Heart*	Published January 2022	COVID-19 Study
MONTEFIORE ZIO AT	Arrhythmia Patterns During and After Hospitalization for COVID-19 Infection Detected via Patch-Based Mobile Cardiac Telemetry.	Montefiore	Drs. Reynbakh/ Ferrick	*Am Heart J Plus*	Published January 2022	COVID-19 Study In-hospital and Discharge
KP-RHYTHM STUDY (AIMS 2/3)	Diagnostic Yield, Safety, Therapeutic Impact and Medical Resource Utilization of Different Ambulatory Electrocardiographic Monitoring Strategies	Kaiser Permanente Northern California	Nigel Gupta MD Alan S. Go MD	*Am J Cardiol*	Published January 2022	Zio XT Compared to Holter & Event
TAVR STUDY	Ambulatory Electrocardiographic Monitoring Following Minimalist Transcatheter Aortic Valve Replacement	Quebec Heart & Lung Institute / RWJ University Medical School	Guillem Muntané-Carol MD Alexis Okoh MD	*JACC Cardiovasc Interv*	Published December 2021	Zio AT in TAVR population
CCF TAVR	Bradyarrhythmias Detected by Extended Rhythm Recording in Patients Undergoing Transcatheter Aortic Valve Replacement (BRADY-TAVR Study)	Cleveland Clinic	Khaldoun Tarakji MD	*Heart Rhythm*	Published November 2021	Zio XT in TAVR Population, Pacemakers
ARIC	Differences in Left Atrial Size and Function and Supraventricular Ectopy between Blacks and Whites in the Atherosclerosis Risk in Communities (ARIC) Study: Implications for Atrial Fibrillation Risk	University of Minnesota	Wendy Wang MD Lin Chen MD PhD	*JAHA (Spotlight issue on Disparities)*	Published November 2021	Racial Disparities Study

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33© 2022 iRhythm Technologies, Inc. Enrolling Start-up Maintenance Data Analysis in Process Completion Active pipeline of studies and research proposals Strong inbound interest: 88 proposals received from 2020-2022 STUDIES WELL DISTRIBUTED ACROSS PIPELINE KEY STUDY AREAS # OF ACTIVE STUDIES Arrhythmia Research At Risk Population 7 Atrial Fibrillation 6 Covid 6 New Technology/R&D 5 Silent Atrial Fibrillation 4 Heart failure / Hypertrophic cardiomyopathy 4 PAC/PVC 2 Health Economics in Atrial Fibrillation 2 Oncology 2 AI Detection of Heart Disease 1 Cardiac Arrhythmias in Obstructive Sleep Apnea 1 Right Ventricular Arrhythmias 1 Stroke 1 Other 4 Total 46

© 2022 iRhythm Technologies, Inc. 34 Pursuing New Indications Primary Target: Undiagnosed Atrial Fibrillation (AFib)

Growth of Atrial Fibrillation Prevalence


Adults with AFib (millions)
7.00
5.25
3.50
1.75
0.00
1995:
1.8M
2009:
2.23M
2017:
3-5M
2030:
5-12M
Projections of AFib prevalence in the U.S.
1995
2000
2005
2010
2015
2020
2025
2030
2035
2040
2045
2050

1. Go AS. JAMA. 2001 2. Miyasaka Y. Circulation 2006 3. Naccarelli GV. Am J Cardiol. 2009

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© 2022 iRhythm Technologies, Inc. 36 ≥65 years $409.6 18-64 years $712.2 ≥65 years $322.4 18-64 years $398.7 ≥65 years $597.1 18-64 years $697.4 Atrial Fibrillation (AF) Cardiovascular (CV) Non-Cardiovascular (Non-CV) Direct medical costs for patients with undiagnosed AFib are significant Undiagnosed AFib estimates from five pooled claims datasets: CONSERVATIVE 591,000 undiagnosed (11% of total AFib 5M) LOOSER ASSUMPTIONS 1.5M undiagnosed (23% of total AFib 6.5M) 1. Turakhia M, et al. Am J Cardiol. 2015. 2. Turakhia M, et al, PloS One, 2018 Total Non-CV $1.3 B Total AFib $1.1 B Total incremental cost burden from undiagnosed AFib in the U.S.: $3.1 B (in 2014 dollars) Total CV $0.7 B

37© 2022 iRhythm Technologies, Inc. n=2,100 AFib incidence at one year: • 6.3% of monitored • 2.3% of controls Now powered for difference in outcomes If you look for Afib, you will find it….especially in the ≥65 population 1. Steinhubl SR, JAMA, 2018. 2. Perez MV/Turakhia M. et al. NEJM 2019. 3. Adapted from ACC Scientific Sessions, 2019 Irregular pulse notifications, according to age and sex: of 419,000 patients enrolled, 0.5% received notification2,3

38© 2022 iRhythm Technologies, Inc. CONDITION GEN XERS (2014) (RATE PER 100) MILLENIALS (2017) (RATE PER 100) DIFFERENCE IN PREVALENCE Major depression 4.7 5.6 18% Substance use disorder 1.6 1.8 12% Alcohol use disorder 1.5 1.5 0% Hypertension 12.5 13.7 10% Hyperactivity 3.6 4.9 37% Psychotic conditions 0.6 0.5 –3% Crohn’s disease/ Ulcerative colitis 1.2 1.3 15% High cholesterol 10.8 11.6 7% Tobacco use disorder 6.5 7.2 11% Type II diabetes 3.4 4.1 19% Incidence of AFib rapidly rising (2006-2018)1 Millennials are less healthy than age-matched Gen Xers2 Prevalence of atrial fibrillation will only increase in the future with aging population and lifestyle-related comorbidities 1. Williams BA, et al. JAMA Network Open. 2020. 2. Blue Cross Blue Shield, 2018 (bcbs.com) Between millennials and Gen Xers: Data show higher prevalence rates among millennials for 8 of the top 10 conditions Standardized Atrial Fibrillation Incidence Rates From 2006 to 2018, Overall and Stratified by Diagnostic Setting

39© 2022 iRhythm Technologies, Inc. Identifying and treating AFib early is critical to achieving better outcomes for patients, providers and payers 1. Andrade J, NEJM 2021. 2. Kirchhoff P, NEJM 2021. 3. Marrouche NF, NEJM 2018 Early rhythm-control therapy associated with a lower risk of adverse cardiovascular outcomes1 Incidence of death from cardiovascular causes, stroke, or hospitalization reduced with early rhythm control2 Death or hospitalization for worsening heart failure reduced with catheter ablation for AFib3 HR 0.79 (95%CI 0.66-0.84, p = 0.005)

Silent AFib market development will move forward via risk-sharing model

Clinical evidence continues to build supporting payor value proposition and clinical guidelines

SCREENING TRIALS

mSToPS

Cost-Effectiveness Of AF Screening With 2-Week Patch Monitors: The mHealth Screening To Prevent Strokes Study

- Matthew Reynolds MD, Steven Steinhubl MD, David Cohen MD, et al.
- Accepted for presentation at American Heart Association (November, 2022)

GUARD-AF

Reducing stroke by screening for undiagnosed atrial fibrillation in elderly individuals[1]

- 12,000 patients with randomized 1:1 to Zio patch AFib screening
- Primary outcome: stroke

Bristol Myers Squibb | Pfizer

CLINICAL GUIDELINES

EUROPEAN SOCIETY OF CARDIOLOGY

2020: Opportunistic screening for AFib is recommended in patients ≥65 years old, hypertensive patients, and in patients with obstructive sleep apnea. Systematic ECG screening should be considered to detect AFib in patients aged ≥75 years, or those at high risk of stroke.

U.S. PREVENTIVE SERVICES TASK FORCE

2022: Given a grade of "I" (inconclusive); further clinical trials encouraged

1. Singer DE, et al. Am Heart J. 2022.

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© 2022 iRhythm Technologies, Inc. 41 A Spotlight on Zio Watch

42© 2022 iRhythm Technologies, Inc. Most consumer devices are “over-the-counter” pre-diagnostics and are not approved for AFib diagnosis or management Consumer wearables popularity has driven increasing public awareness around atrial fibrillation Uptake of consumer devices should continue to provide tailwind, driving more patients to seek diagnosis and care from the health care system

43© 2022 iRhythm Technologies, Inc. Landscape of AFib and syncope monitoring solutions DATA DURATION CONSUMER WEARABLES 1. Irregular rhythm notification (not sensitive); 2. ECG; 3. AFib “History” IMPLANTABLE DEVICES Daily charging, >30 day wear Usually not worn at night 14 days continuous FDA CLEARANCE FOR CLINICAL USE Yes LONG TERM CONTINUOUS MONITORS TRANSMITS WEAR TIME DATA Full, continuous ECG “Over the counter” Not for clinical use or medical decision making Event-recording. Non-continuous. Can be insensitive and non-specific depending on how programmed Yes Up to 3 years REIMBURSEMENT None. RPM rare. Yes Multi-day battery, >30 day wear May be worn at night if prescribed Yes PPG with background AFib detection ECG capability Yes + opportunity to create new pathways BACKGROUND AFIB MONITORING WITH CONFIRMATION Monthly physician reimbursement state-by-state and being challenged

Clinically-focused ZEUS System well-positioned to address unmet needs for long-term and noninvasive monitoring solution

POTENTIAL MID- TO LONG-TERM MONITORING USE CASES UNDER CONSIDERATION

AFib indications

New AFib, established AFib for a care management strategy of rate control or rhythm control

Specific clinical use cases:

- Post-ablation
- Cryptogenic stroke
- Post-operative (e.g. cardiac surgery)

Asymptomatic/Undiagnosed AFib

Syncope


8:19
AM

TIMING AND NEXT STEPS

Ongoing evaluation of use cases, business models and reimbursement pathways

Clinical evidence generation beginning in mid-2023, continuing into 2024

Revenue contribution no earlier than 2025

1. A Photoplethysmography-based Approach to Atrial Fibrillation-burden Estimation in High-Risk Patients, Athill, C. et al. Heart Rhythm 2022

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© 2022 iRhythm Technologies, Inc. 45 Data Science, AI, and New Technologies

46© 2022 iRhythm Technologies, Inc. iRhythm has all aspects of the data science hierarchy needed to leverage AI for core product enhancement and future product iterations Clinical Evidence AI, Deep Learning A/B testing, Experimentation, Simple ML Algorithms Analytics, Metrics, Aggregates, Features Cleaning, Anomaly Detection, Prep Reliable Data Flow, Infrastructure, Pipelines, ETL, Structured and Unstructured Data Storage Instrumentation, Logging, Sensors, External Data, User Generated Content COLLECT MOVE/STORE EXPLORE/TRANSFORM AGGREGATE/LABEL LEARN/OPTIMIZE Moving up the pyramid requires data, expertise, and infrastructure

47© 2022 iRhythm Technologies, Inc. Comprehensive EHR integration with bidirectional data flow enhances physician workflow efficiency 1. System requirements: HL7 version 2.3 or higher; secure communication interface (e.g. VPN, HTTPs, SFTP) 2. Integration Service are also available with the option for physicians to interpret Zio Patient Reports in ZioSuite.com. Physician interpreted reports can then be posted to the EHR/CVIS system. Hospital EHR system Cloud Interface Engine Proprietary AI Clinical Curation Staff/Ordering Physician places order in EHR MA updates order on EHR and patches patient Order (ORM) Results/Report ORU/MDM w/ embedded PDF/discrete values Report published in EHR or CVIS Physician interprets Zio report in EHR

48© 2022 iRhythm Technologies, Inc. Data linkages create opportunities to develop prediction and prevention Claims Data Sources Inpatient/Outpatient/Drug/Cost Death Records Electronic Health Record Data Zio XT/AT Patch Data (> 5 million) Structured report data Continuous signal Annotations (symptoms) STRUCTURED DATA Clinical encounters, drugs, labs, vital signs, ECGs, pacemaker/ICD, ingested patient-generated data UNSTRUCTURED DATA Notes, procedure reports IMAGING Echo, CT, MRI, angiograms

Data and EHR integration can enable augmentation of existing products as well as new technologies


MEASUREMENT
Known
Novel
AFib, arrhythmia detection
Ejection fraction, risk of AFib
Paroxymsal AFib, exertional + sleep-related arrhythmias
Cardiomyopathy, sleep apnea, HTN, coronary disease, chronotropic incompetence, cardiac output mismatch; risk prediction
Known
Novel
INSIGHT

1. The emerging influence of digital biomarkers on healthcare. January 31, 2016. Rock Health. https://rockhealth.com/insights/the-emerging-influence-of-digital-biomarkers-on-healthcare/

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Adjacent market opportunities: discovering the possible for value creation

SLEEP APNEA

- Estimated U.S. prevalence of 30 million
- Up to 80% of AFib patients have sleep apnea
- Large prevalence of undiagnosed sleep apnea with poor convenient diagnostic pathway at PCP

HEART FAILURE

- Estimated U.S. prevalence of 6 million
- 25% of heart failure patients have AFib
- AFib begets heart failure, causing high readmission

HYPERTENSION

- Estimated U.S. prevalence of 130 million
- Up to 90% of AFib patients have hypertension and there is a large comorbid hypertension population

1. Go AS. JAMA. 2001 2. Miyasaka Y. Circulation 2006 3. Naccarelli GV. Am J Cardiol. 2009. See appendix for additional sources

Condition Prevalence within AF Patients



Atral Fibrillation (Afib)
5M
Sleep Apnea
4M
Heart Failure
185K
Hypertension
4.5M

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© 2022 iRhythm Technologies, Inc. 51 Clinical innovation summary 1. Exciting time for iRhythm 2. Clinical innovation driven by unmet clinical needs and opportunity 3. Robust pipeline of evidence and ability to leverage data science and AI 4. Competitive advantages in our favor

52© 2022 iRhythm Technologies, Inc. CHAD PATTERSON Chief Commercial Officer A Foundation for Growth: Our Core US Business

© 2022 iRhythm Technologies, Inc. 53 37-year-old male experiencing palpitations, fatigue, and headaches. Zio XT recommended by his primary care physician Physician received results back within a week after prescribed wear time. Arrhythmias detected and referred to a cardiologist The cardiologist, upon reviewing Zio report, ordered stress and echocardiogram testing, revealing low ejection fraction Patient underwent heart catheterization revealing two blocked arteries and received multiple stents to fix the blockages “Had my provider not mentioned Zio to me, I may not be here . . . Don’t hesitate to ask your doctor, it could save your life too!” Data on file. Real-life patient experienced gathered from partnering health system, 2022. Real-life Patient Experience

Zio market opportunity in the U.S. is significant and growing



213 million
200 million
32 million
14 million

CURRENT ACM TESTING[1]

5.6 million

US PATIENT POPULATION
- >20 years old (excludes non-insured population)
- Source: US Census Bureau[2]

UNIQUE PCP VISITS
- Average ~2.8 physician visits annually
- 51% are PCP visits
- IRTC estimates ~200M unique patients[3]
- Source: CDC Medical Care Survey 2018[4,5]

PATIENTS WITH PALPITATIONS (SYMPTOMATIC)
- 16% palpitation prevalence in PCP setting
- Source: Am Fam Physician 2017[6]

PCP PALPITATIONS – CARDIAC RELATED
- 43% of palpitations were cardiac related
- Non-cardiac related examples: medication, anxiety, caffeine, pregnancy
- Source: The American Journal of Medicine[7]

See appendix for sources

© 2022 iRhythm Technologies, Inc. 54

© 2022 iRhythm Technologies, Inc. 55 US cardiology growth continues to represent a large opportunity for Zio Cardiology penetration of Zio is 30% and growing Zio penetration within cardiology at top 50 health systems is nearly 42% and their annual prescription rate is 26% higher than average cardiologists Annual Zio prescriptions per cardiologist has grown 31% since 2019 Data on file, September 2022.

56© 2022 iRhythm Technologies, Inc. Cardiac monitoring is the gateway to a cardiovascular program UNDIAGNOSED PATIENTS DIAGNOSE TREAT MONITOR CLINICAL AND ECONOMIC OUTCOMES CARDIAC MONITORING REFERRAL CARDIOVASCULAR PROGRAM

Zio provides monitoring solutions across the spectrum of care

Zio XT
Long-term, continuous ambulatory cardiac monitor

The right test the first time

Comprehensive final patient report





Zio AT
Mobile cardiac telemetry with continuous recording

Actionable transmission reports

Comprehensive final patient report

98% Patient compliance[1,2]	3x Greater diagnostic yield than Holter and Event monitors[1,3]	99% Matching to pacemaker for AFib burden detection[4]	99% Physician agreement with the Zio report[1,5]

98% Patient compliance[1,2]	5 days Detection up to 5 days sooner[1,6]	Answers 83% Diagnostic yield in only 14 days of monitoring[6]	99% Physician agreement with the Zio report[1,5]

See appendix for sources

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58© 2022 iRhythm Technologies, Inc. Zio Service: the high yield, low-cost solution 1. 2022 Medicare Proposed Physician Fee schedule used to estimate Medicare payment. 2. Diagnostic yields derived from Giada et al. (2007), Zio Service Data, Rothman et al. (2007); Tsang et al. (2014) and Reiffel et al. (2005) 0% 20% 40% 60% 80% 100% $100$0 $200 $300 $400 $500 $600 $700 $800 $8,000 Highest Yield / Lowest Cost Holter Event Recorder Implantable Loop Recorder Other Mobile Cardiac Telemetry Zio XT Zio AT D IA G N O S T IC Y IE L D CMS REIMBURSEMENT RATE

59© 2022 iRhythm Technologies, Inc. Clinical evidence from over 35 peer-reviewed publications1 Nature Medicine JAMA Cardiology JAMA Journal of Interventional Cardiac Electrophysiology 1. Data on file. iRhythm Technologies, 2022.

© 2022 iRhythm Technologies, Inc. 60 Broad access achieved through commercial and government payers 1. Most major commercial plans cover Zio XT and AT1 2. Medicare coverage available for Zio XT and Zio AT nationwide2 1. Includes Medicare Advantage. Third-party payor and Medicare Advantage criteria apply. 2. Medicare criteria applies. Current regional MAC reimbursement and proposed national rate.

61© 2022 iRhythm Technologies, Inc. Customer experience and comprehensive EHR integration are competitive differentiators for the Zio brand THE ZIO CUSTOMER EXPERIENCE IS A DIFFERENTIATOR AND CORE VALUE DRIVER FOR IRHYTHM . . . • Standardization • Clinical Optimization • Referral Network Expansion • Workflow Optimization • Integration . . . WITH A CURRENT FOCUS ON EHR INTEGRATION TO DRIVE NEW ACCOUNT AND REGISTRATION GROWTH • More than 1.5 million registrations received via EHR integration • Same-store registrations grew 17.5% on average six months post-integration • Workflow efficiency allows for >15 minutes per patient saved

© 2022 iRhythm Technologies, Inc. 62 Accelerating growth in PCP channels key to capturing U.S. opportunity Number of PCP prescribers increased by 28% YOY in 2021, with 2022 forecasted to again grow by double digits PCP prescriber penetration is estimated at 11% in 2022, plans to expand to 20% by 2027 PCP volume grew 43% YTD vs YAG PCP Zio volume contribution increased from 16% in 2019 to 24% in 2022 Data on file, September 2022.

© 2022 iRhythm Technologies, Inc. 63 Building a world-class brand 1. Tsang, et al., Benefits of monitoring patients with mobile cardiac telemetry (MCT) compared with the Event or Holter monitors. Medical Devices: Evidence and Research, 2013. Thoughtful investments in marketing intended to create meaningful awareness across all three customer segments Enabling our marketing engine to scale will drive effectiveness beyond our call targets and increase iRhythm’s share of voice Evaluating paths for direct-to-consumer (DTC) marketing to drive patient awareness and demand

64© 2022 iRhythm Technologies, Inc. Zio is well-positioned for continued growth in the US Significant TAM expansion opportunity Single-use, long-term & continuous 35+ published peer-reviewed clinical studies Broad access achieved through commercial and government payers Customer experience yields incremental growth and improving prescriber engagement Accelerating and expanding efforts in marketing EXPANDING ADDRESSABLE AUDIENCE MONITORING ACROSS THE SPECTRUM OF PATIENT NEEDS PEER-REVIEWED CLINICAL EVIDENCE MARKET ACCESS COVERAGE WINNING CUTOMER EXPERIENCE PRESCRIBER EXPANSION Successfully growing the PCP market WORLD CLASS BRAND BUILDING

65© 2022 iRhythm Technologies, Inc. Expansion Into International Markets SANDRINE MOIREZ International General Manager

© 2022 iRhythm Technologies, Inc. 66 Commitment to accelerated expansion through investment in global markets 1. 2020 ESC Guidelines for the diagnosis and management of atrial fibrillation Our mission is to create global, equitable access to accurate arrhythmia diagnostics GLOBAL PREVALENCE OF AFIB <600 600 — 699 700 — 899 >900 Age-standardized global prevalence rates of atrial fibrillation per 100,000

© 2022 iRhythm Technologies, Inc. 67 2% of revenue 8% of revenue 2022E 2027E International revenue contribution (USD millions) UK Japan Expansion Meaningful contribution to topline revenue in next 5 years International opportunity is more than $1 billion with 5+ million TAM in prioritized countries across EMEA and Asia Pacific Revenue growth accelerates when long-term reimbursement achieved Anticipate growth to 8% of revenue by 2027, with plan for international business to reach ~25% of revenue in time Near-term investment in target countries to build brand, infrastructure, and operational efficiency in reference markets to set the foundation for scale See appendix for sources

Phased market entry will mitigate risks, shorten timelines to launch and increase chances of success

1. MARKET DISCOVERY: *0.5-1.5 years, Lighter investment*
Business case validation, KOL engagement,
Reimbursement and funding pathways definition

2. MARKET PRIMING: *~2-3 years, Mid-level investment*
Operations, Early revenue generation

2. MARKET ACCESS: *~4-5 years, Mid-level investment*
Secure sustainable reimbursement

3. COMMERCIAL LAUNCH: *High investment*
Go to Market, Build team, Build trust to promote adoption

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69© 2022 iRhythm Technologies, Inc. International Expansion Roadmap 2022 2023 2024 2025 2026 2027 UK JP NL SE CH FR DE Begin Discovery Initial Revenue (Market Priming) Commercial Launch (Reimbursement)

70© 2022 iRhythm Technologies, Inc. EUROPEAN MARKETS 500,000 Ambulatory cardiac monitoring tests annually UNITED KINGDOM Clinical Need – Patient backlog, Inefficiencies, Focus on AFib detection and stroke prevention Only long-term continuous ACM with positive NICE recommendation Winner of Artificial Intelligence in Health and Care Award Public (NHS) • Pathway transformation demonstrated in 7 AI Award Trusts – securing the business continuity – continued RWE generation • Healthy pipeline of new NHS accounts • Pursue short- and long- term funding mechanisms Private sector • Strong growth and penetration • Top 2 Private hospital groups secured • Established reimbursement code for Private Insurance Dynamic competitive landscape See appendix for sources

71© 2022 iRhythm Technologies, Inc. Clinical Need - Arrhythmia detection for Symptomatic and Stroke patients with a focus on AFib Creating Market Awareness through KOL engagement Initial priming opportunity in the Private market Netherlands, Sweden, Switzerland • Easier market access • Open to innovation • Value based-risk sharing contract • Favourable pricing France, Germany • Largest markets • Longer route to reimbursement • Evidence requirement • Operational complexity Country TAM The Netherlands 260K Sweden 50K Switzerland 100K Germany 800K France 600K EUROPEAN MARKETS PRIORITIZED EU COUNTRIES Initiating market access efforts in 2023 and 2024 Sweden, the Netherlands, Switzerland, Germany and France 1,800,000+ Ambulatory cardiac monitoring tests annually See appendix for sources

JAPAN MARKET

JAPAN
Pursuing regulatory approval

1,500,000

Ambulatory cardiac monitoring tests annually



Clinical Need - Significant burden of heart disease and stroke in the rapidly aging Japanese population

Limited innovation in ACM - Holter is golden standard
Significant resources are used to analyse Holter (~100,000 beats for 24h)

Targeted Regulatory and Reimbursement

- Regulatory approval by PMDA
  Target: Late 2023
- Reimbursement listing by MHLW
  Target: 2024

Build Brand, Awareness and Advocacy with Japan Heart Rhythm Society
Significant engagement with KOLs

Development of the Commercial strategy

See appendix for sources

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Gaining confidence in global expansion

MARKET AWARENESS

Strong Zio awareness across International physician community

Market demand for Zio

High quality AFib diagnostic solution needed

NICE GUIDANCE

Only long-term continuous ACM with positive NICE recommendation

Strong recognition of NICE in international markets

Facilitate regulatory submission and adoption

GO TO MARKET STRATEGY

Recruitment of international experts in market access, business development and regulatory

Direct/indirect commercialization

Omnichannel strategy driving speed to market and sales force effectiveness

PARTNERSHIPS TO ACCELERATE

Inorganic opportunities to gain early foothold

MedTech sales channel partnership

Co-marketing with industry partners focused on undiagnosed AFib

Aiming for ~25% of total revenue through global expansion efforts in time

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Question & Answer Session Fifteen-minute Break

75© 2022 iRhythm Technologies, Inc. Introducing: Know Your Rhythm SARA BENDER Chief of Staff

© 2022 iRhythm Technologies, Inc. 76 US cardiac arrhythmia burden 1 in 4 Lifetime risk of AFib 30% AFib underlying cause of strokes 500,000 Hospitalizations per year due to AFib $35B Annual cost of stroke 3x/11x Increased risk of heart failure 5x Increased risk of stroke 1/3 Asymptomatic at time of diagnosis See appendix for sources

77© 2022 iRhythm Technologies, Inc. Contemporary treatments evolving to more than oral anticoagulation therapy Trials show restoration of sinus rhythm can decrease the risk of heart failure, stroke, hospitalization and death Early detection and diagnosis can prompt earlier treatment

© 2022 iRhythm Technologies, Inc. 78 Greater detection of AFib vs. usual care as published in the mSToPS clinical trial 1 2.6x Sponsor Collaborators Hospitalizations Combined 39% lower cardiac event rate (stroke, MI, systemic embolism, death) ↓ 24% ↓ 23% ED visits ↓ 39% Active monitoring for AFib relative to usual care 1,2 1 Steinhubl et. al. AHA Scientific Sessions. Nov, 2020. 2 Waalen, et al. Healthcare resource utilization following ECG sensor patch screening for atrial fibrillation. Heart Rhythm O2, 2020. Active monitoring with Zio XT detects dramatically more AFib in a moderately at-risk population

79© 2022 iRhythm Technologies, Inc. CLINICAL GUIDELINES 2020: Opportunistic screening for AFib is recommended in patients ≥65 years old, hypertensive patients, and in patients with obstructive sleep apnea. Systematic ECG screening should be considered to detect AFib in patients aged ≥75 years, or those at high risk of stroke. 2022: Given a grade of “I” (inconclusive); further clinical trials encouraged AFIB SCREENING TRIALS SCREEN-AF Building clinical evidence to inform clinical guidelines

© 2022 iRhythm Technologies, Inc. 80 INTRODUCING The ground-breaking program for early detection of heart arrhythmias.

81© 2022 iRhythm Technologies, Inc. Eligible participants simply enroll online and if appropriate, receive a Zio XT patch shipped directly to their home at no cost to the participant Participants apply the monitor and wear it for 14 days. After wear period, mail it back using the prepaid shipping box and a Zio report will be generated from the patch data. Expert cardiologists will analyze and interpret participant reports and share results and guidance with participants and their providers Know Your Rhythm Member Experience Know Your Rhythm early detection program helps plan members understand their risk of AFib or other heart arrhythmias. They get the answers they need, from the comfort of their own home.

82© 2022 iRhythm Technologies, Inc. Member Experience Same-day diagnostic reads & care Backed by our strategic partnership with Data & Diagnostics The new virtual heart care experience Nationwide Cardiologist Network Expertise & Quality Innovative partnership with Heartbeat Health Heartbeat is a virtual-first cardiology provider that leverages real-time clinical data & device connectivity to diagnose and deliver proactive heart care.

© 2022 iRhythm Technologies, Inc. 83 Designed to optimize the patient experience. Minimal disruption to patient for high compliance and longer wear times. Patients shower, sleep, and exercise with Zio. 99%3 Usable recording 98%1,2 Patient compliance 1. Data on file. iRhythm Technologies, 2019. 2. Tung, et al. Diagnostic yield of extended cardiac patch monitoring in patients with stroke or Tia. Frontiers in Neurology, 2015. 3. Turakhia, M. et al. Diagnostic Utility of a Novel Leadless Arrhythmia Monitoring Device. The American Journal of Cardiology, 2013. Zio XT is the industry leader for long-term continuous monitoring.

84© 2022 iRhythm Technologies, Inc. Early detection opportunity begins with Medicare Advantage Annual increase YOY as more FFS patients move to Medicare Advantage 8% INITIAL OPPORTUNITY Medicare Advantage 2022 Medicare Advantage population 29.1M 5.8M At-risk lives EXPANDING INTO TRADITIONAL REIMBURSEMENT Medicare Fee-For-Service (FFS) 2022 Medicare FFS population 35.4M 7.1M At-risk lives

85© 2022 iRhythm Technologies, Inc. Development Timeline for Know Your Rhythm by Zio NOVEMBER 2021 Strategy for early detection program FEBRUARY 2022 Concepting/design and customer research MAY 2022 Program build and outreach SEPTEMBER 2022 Term sheet for pilot with key partners

© 2022 iRhythm Technologies, Inc. 86 High-touch primary care provider group, with 76 locations throughout the Southeast U.S. Value-based care model that has been serving the Medicare population for 10+ years Announcing pilot launch with Physician Care Centers (PCC)

87© 2022 iRhythm Technologies, Inc. Measure member engagement and satisfaction Validate end-to-end product and experience Demonstrate health outcomes Preparing for the future of Know Your Rhythm 2023 PILOT PROGRAM WITH PHYSICIAN CARE CENTERS (PCC) WILL:

88© 2022 iRhythm Technologies, Inc. A Look Forward: Building Products and Technology for the Future MARK DAY, PHD Chief Technology Officer

iRhythm's approach to innovation

ZIO INNOVATION STACK

CLINICAL EVIDENCE	iRhythm has – and will continue to – leverage the power of evidence to unlock new markets, driving reimbursement and adoption
BIOSENSOR TECHNOLOGY	iRhythm created the category of patch-based ECG monitoring in 2010, and we continue to innovate around patient comfort & performance
INFORMATION SYSTEM & WORKFLOW TOOLS	As a Digital Health company, iRhythm is a data business that strives to create customer delight through secure, efficient & user-centric solutions
PROPRIETARY DATA SCIENCE	Trusted algorithms have been the core of our business from the start; now with AI, the future can add prediction to retrospective analysis
PATIENT DATABASE	The performance and insight AI delivers is based cloud computing power (common) and our 1+ billion hours of *curated* ECG (uncommon)

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90© 2022 iRhythm Technologies, Inc. Extending our biosensor lead P E R F O R M A N C E & P A T IE N T C O M F O R T TODAY2008 PROTOTYPE 1ST GEN 2ND GEN 3RD GEN

91© 2022 iRhythm Technologies, Inc. 55% lighter housing and 20% thinner than the current generation.1 New breathable and waterproof outer layer.1 Introducing the Zio monitor FDA cleared Market evaluation underway, with strong initial performance 1. Design verification data on file. iRhythm Technologies, 2021.

92© 2022 iRhythm Technologies, Inc. Raising the bar on our own biosensor technology Compared to Zio XT (Q3 ’22) for Rx=14 Days1 Zio Monitor Zio XT Zio Monitor Zio XT Median wear time largely unchanged Mean Wear Time improved Further minimization of short-term wear Driven by: Zio Monitor Zio XT 1. Data on file, September 2022.

93© 2022 iRhythm Technologies, Inc. FUTURE PORTFOLIO Common form factor for clinicians, but different under the hood + Single biosensor is capable of both paradigms1 CURRENT PLATFORM Biosensor innovation leading to platform evolution 1. Zio Monitor is FDA cleared; other product clearances pending

© 2022 iRhythm Technologies, Inc. 94 Deep Learning A Journey into the Deep

95© 2022 iRhythm Technologies, Inc. Concept: Algorithm development methods RULES “Expert Rules” “Machine-Learned” “Deep-Learned” DATA “ARTIFICIAL INTELLIGENCE” ANALOGY: We don’t teach our children to talk with grammar (Rules), we just talk to them (Data)

96© 2022 iRhythm Technologies, Inc. AVAILABLE DATA How can deep learning be so great? Machine-Learned Deep-Learned Expert Human Expert Rule S E N S IT IV IT Y

97© 2022 iRhythm Technologies, Inc. Cardiologist-level arrhythmia detection and classification in ambulatory electrocardiograms using a deep neural network BACKGROUND Existing commercial ECG interpretation algorithms still show significant rates of misdiagnosis. Substantial advances in algorithm development have been made in recent years, driven largely by deep neural networks (DNNs). RESULTS The DNN model met or exceeded the performance of the cardiology consensus committee for all rhythm classes and even restated the misclassifications made by individual cardiologists. CONCLUSIONS A deep learning approach can classify a broad range of distinct arrhythmias with high diagnostic performance similar to that of cardiologists. In clinical settings, this approach could reduce the amount of misdiagnosed computerized ECG interpretations and improve the efficiency of expert human ECG interpretation by accurately triaging or prioritizing the most urgent conditions. 1. Hannun, AY. et al. Cardiologist-level arrhythmia detection and classification in ambulatory electrocardiograms using a deep neural network. Nature Medicine, 2019.

98© 2022 iRhythm Technologies, Inc. How did it work out for Zio? DEEP LEARNING DELIVERED A STEP-FUNCTION IMPROVEMENT 1. Hannun, AY. et al. Cardiologist-level arrhythmia detection and classification in ambulatory electrocardiograms using a deep neural network. Nature Medicine, 2019. 2. iRhythm Technologies, 2021. Form 10-K 2021. Retrieved from https://investors.irhythmtech.com/static- files/9718967c-7104-4ab0-952f-598d41b07682 Machine-learned 2010 2012 2014 2016 2018 2020 2022 Expert rule Cardiologist-level detection1 Deep learning V1 Deep learning V2 Over a billion hours of curated ECG data2 A ve ra g e S e n s it iv it y

99© 2022 iRhythm Technologies, Inc. Our approach - not all AI is equal CLINICAL EVIDENCE Demonstrated expert- level rhythm classification accuracy in Nature Medicine, 2019.1 COMMERCIAL USE >4 million records analyzed to date.4 FDA CLEARANCE Deep-learned v1 cleared by FDA in 2018 and v2 in 2021.2,3 1. Hannun, AY. et al. Cardiologist-level arrhythmia detection and classification in ambulatory electrocardiograms using a deep neural network. Nature Medicine, 2019. 2. FDA 510(k) clearance for Software as Medical Device. 3. Deep-learned algorithm is only available in the United States. 4. iRhythm Technologies, 2021. Form 10-K 2021. Retrieved from https://investors.irhythmtech.com/static-files/9718967c- 7104-4ab0-952f-598d41b07682 APPROACH TO AI Partnered with world-renowned AI experts at Stanford University in 2017.

© 2022 iRhythm Technologies, Inc. 100 Expanding Our Portfolio

101© 2022 iRhythm Technologies, Inc. ZEUS - Zio Watch Service, FDA 510(k) cleared in July 2022 Zio Watch, FDA 510(k) cleared in July 2022 Developed in partnership with with AFIB MONITORING UNMET NEED: Long-term, Patient-compliant, Non-invasive, Low-cost and Clinical-grade AFib monitoring service ENABLED BY: AI-based approach to AFib detection & burden, leveraging Zio Service infrastructure

102© 2022 iRhythm Technologies, Inc. Performance comparison: the impact of data & innovation 117-PATIENT PPG AMBULATORY STUDY 1. Athill et al. A photoplethysmography-based approach to atrial fibrillation-burden estimation in high-risk patients. Presented at Heart Rhythm 2022 on April 30, 2022 at 2 p.m. 2. Zio Watch Service, FDA 510(k) cleared in July 2022 | Zio Watch, FDA 510(k) cleared in July 2022 AFib burden estimate (ACE) vs. reference (Zio XT) A F ib b u rd e n e s ti m a te ( A C E ) AFib burden Reference (Zio XT) Fitted line (R2: 0.985694) Subject0.0 0.2 0.4 0.6 0.8 1.0 0.0 0.2 0.4 0.6 0.8 1.0

© 2022 iRhythm Technologies, Inc. 103 Outcomes & Prediction

ZIO®

AFib	Other (non-AFib)

>200,000 Zio patients match in payer database

V

>45,000 patients w/AFib and ~1,800 strokes

V

Validated models providing customized risk scores[1]

Can AI predict likelihood of future AFib[2]?

V



1,2 AI-based prediction and risk scoring models are not FDA cleared

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105© 2022 iRhythm Technologies, Inc. A future with risk stratification and predictive healthcare ECG DATABASE + EHR DATA + AI + EVIDENCE WEARABLES + AI-ENABLED ANALYSIS

106© 2022 iRhythm Technologies, Inc. Building Operational Excellence DOUG DEVINE Chief Operating Officer

107© 2022 iRhythm Technologies, Inc. Zio Monitor Journey

© 2022 iRhythm Technologies, Inc. 108 Grown capacity quickly to meet demand Tripled unit volumes from 2018 to 2022 Growth to date has been supported primarily by adding resources to manual processes Significant opportunities identified to scale more efficiently, thereby improving operationally and reducing cost profile Shipped Volume 2018 2019 2020 2021 2022E

© 2022 iRhythm Technologies, Inc. 109 Zio XT cost per unit for prior six quarters Zio service costs per revenue unit include manufacturing costs as well as costs related to the Zio service Through productivity gains and digital transformation beginning in 2021, have started to see reductions in cost to serve through Q2 2022 Zio XT cost per unit Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Clinical Reports Device Manufacturing Shipping Customer Care Unreturned Devices

110© 2022 iRhythm Technologies, Inc. Operational excellence focused on three pillars Shifting focus towards scaling efficiently and effectively in anticipation of significant growth 1. CONTINUE TO SCALE & IMPROVE BUSINESS CONTINUITY 2. IMPROVE PATIENT & PROVIDER EXPERIENCE 3. LOWER COST STRUCTURE

111© 2022 iRhythm Technologies, Inc. Leading signals tracking green for prior four quarters IMPLEMENTED ENHANCED MEASURABILIT Y & TRACKING UPGRADED CLINICAL OPS CAPACITY, TOOLS & PLANNING 95% of reports in last 12 months completed within 3 days Recent wins to enhance operational foundation and prepare for the future 3X more annual capacity or 5M+ units Driving discipline and accountability 50% productivity jump for customer care outbound calls LAUNCHED NEW MANUFACTURING FACILITY RESTRUCTURED OPS TEAMS WITHIN NEW COO ROLE UPGRADED LEGACY PHONE TO CLOUD TECH Scaled and enabled supply chain continuity INTRODUCED NEXT GEN ZIO PLATFORM

© 2022 iRhythm Technologies, Inc. 112 Hyper-focused on driving efficiencies in every area of operations PLAN BUILD & INTEGRATE OPERATEMEASURE IMPROVE & ADJUST Dedicated to continuous process improvement across all areas of operations Strategic investments in last 12 months have bolstered the foundation on which we will scale our operations for the future Committed to quality excellence at all levels, reflective of our consistent focus on our patients and customers

Big initiatives in the next 1-3 years

MANUFACTURING & PACKAGING AUTOMATION

Reduce labor cost by ~$1+/unit while increasing capacity to 10m+ units annually

CLINICAL EFFICIENCY THROUGH APPLICATION OF AI

Increase clinical technician productivity by ~25%+

EXPANDED LOGISTICS NETWORK

3 inbound and outbound sites to reduce turn around time by ~1 day

REVENUE CYCLE AUTOMATION

Reduction in cost to collect and improved time to collect

CONSOLIDATE MCT IN NEXT GEN ZIO PLATFORM

Improve efficiencies and simplify supply chain management

CALL CENTER PROCESS AUTOMATION

Implement chat/text to reduce patient/ account calls while increasing device return rates

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© 2022 iRhythm Technologies, Inc. 114 Case study: manufacturing and packaging automation 1. Scale to 10m+ units annually 2. Reduce cost by $1 per unit 3. Labor touch reduced by 50% 4. Quality & yield Improvements 5. Manufacturing capability scalable to multiple locations Future Automation Process

© 2022 iRhythm Technologies, Inc. 115 Case study: improving clinical quality and efficiency through application of AI ENHANCE QUALITY OF REPORTS Reduce variability Improve algorithm results Expand insights IMPROVE EFFICIENCY Improve routing/air traffic control Reduce activity Consolidate multiple systems GLOBALIZE CLINICAL OPERATIONS Deliver more value to prescribers, patients and payers while increasing clinical technician productivity ~25%

© 2022 iRhythm Technologies, Inc. 116 Zio XT cost per unit over five years Anticipate 25-30% reduction in XT cost per unit by 2027 Reductions driven by unit cost economics as well as initiatives to scale, automate and improve service costs 2021A 2022G 2027E Clinical Reports Device Manufacturing Shipping Customer Care Unreturned Devices Driving towards 25-30% reduction in cost to serve

117© 2022 iRhythm Technologies, Inc. Financial Outlook BRICE BOBZIEN Chief Financial Officer

118© 2022 iRhythm Technologies, Inc. Poised to deliver strong financial performance over the next five years Adjusted EBITDA calculated as earnings excluding interest, taxes, depreciation and amortization, stock compensation expense and restructuring costs Significant growth in core business with leverage to drive long-term market expansion opportunities 2021 ACTUALS 2022 GUIDANCE 2027 ESTIMATE TRAJECTORY REVENUE $322.8 million $415 – 420 million >$1 billion ~20% CAGR GROSS MARGIN 66% 68 – 69% 73% ~450 bps ADJUSTED EBITDA (11.1)% of revenue ~(3.5)% of revenue 15% of revenue ~1,850 bps BLENDED ASP $258 $279 $286 ~$7 uplift

119© 2022 iRhythm Technologies, Inc. Creating financial flexibility to capitalize on opportunity REVENUE GROWTH PRODUCT EFFICIENCIES LONG-TERM PROFITABILITY Continued penetration into core U.S. market with Zio XT and Zio AT International expansion into new markets Disciplined evaluation of partnerships and business development opportunities Upside through new technologies and adjacent markets Manufacturing automation Design for manufacturability and usability to increase cost efficiencies Full scale utilization of existing equipment and facilities Robotic process automation (RPA) Globalized workforce Optimize efficiencies in back office with scale and process development Redirect a portion of the G&A leverage to drive future growth through thoughtful investments in R&D and S&M Robotic process automation (RPA) Globalized workforce

Five-year revenue trajectory reflective of significant market potential

GLOBAL VOLUME (UNITS, THOUSANDS)



1,260
1,500
1,750
250
3,500
2021A
2022G
U.S. Core Penetration
International Expansion
2027E

2022 YOY growth of ~20%

Growth driven by commercial momentum in U.S. core and expansion internationally

GLOBAL AVERAGE SALES PRICE (USD)



$258
$279
$(20)
$26
$286
2021A
2022G
Pure Price
Product & Channel Mix
2027E

Commercial pricing stability and further clarity on CMS rate YOY 2021 and 2022

Will be strategic around commercial pricing agreements where there is ability to increase volume levels versus current ASP

Product mix and channel mix become a lever for pricing improvement in the future

GLOBAL NET REVENUE (USD, MILLIONS)



$324
$418
$504
$68
$11
$1,000
2021A
2022G
U.S Core Penetration
International Expansion
Price & Mix
2027E

2022 YOY growth of 29%

Growth driven by commercial momentum in U.S. core and expansion internationally

iRHYTHM

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Opportunities for net ASP improvement

EXPANSION OF COVERAGE

Medicaid contracting

Conversion of non-contracted commercial payers

IMPROVED PATIENT EXPERIENCE

Billing for Home Enrollment

Revenue cycle management improvements

Increasing wear-times to >48 hours and >7 days

Volume distribution for >48 hours of Zio XT in the U.S.[1]

PAYER TYPE	% OF VOLUME
CMS	~21%
Commercial	~55%
Non-Contracted	~13%

1. Volume mix does not foot to 100% due to <48-hour monitoring, UK products and Zio AT

iRHYTHM

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© 2022 iRhythm Technologies, Inc. 122 Unlocking value and enabling scalability with operational discipline Key efficiency initiatives targeted to deliver ~$250 million1 in gross annual savings by 2027 Scalability and productivity gains can enable capabilities to service expanded patient populations Savings can be used for reinvestment into innovation opportunities and future growth vectors 1. Net of non-cash operating leverage Operational Efficiency Initiatives Unit cost economics Globalization Automation Process improvement Analytics Digital Transformation

123© 2022 iRhythm Technologies, Inc. GROSS PROFIT MARGIN +450 bps Accelerating value creation through operational efficiencies UNIT COST REDUCTIONS • Driving manufacturing automation, design for manufacturability, scale through facility leverage, and supply chain excellence SERVICE COST EFFICIENCIES • Efficiency gains from AI incorporation into clinical report generation and clinical operations globalization • Freight and shipping efficiencies PRICE AND MIX PRESSURE • Low-single digit % Zio XT commercial pricing pressure • Zio AT – with lower gross margin profile – becomes larger mix of business 2022 YOY growth of +230 bps driven by clin ops scale Expected unit cost reductions of +350 bps and service cost efficiencies of +500 bps Gains offset by pricing and mix pressure of -400 bps 2021A 2022G 2027EUnit Cost Reductions Service Cost Efficiencies Price & Mix Pressure

Focus on generating leverage and disciplined opportunity prioritization



ADJUSTED EBITDA MARGIN
+1,850 bps
-11.1%
-3.5%
4.5%
0.0%
1.0%
13.0%
15.0%
2021A
2022G
Gross Margin Efficiencies
R&D Contribution
S&M Efficiencies
G&A Leverage
2027E

2022 YOY adjusted EBITDA improvement of +760 bps

2022 YOY SG&A leverage of +500 bps driven by scale

Anticipated gross margin leverage and spend discipline will lead to long-term profitability improvements

RESEARCH & DEVELOPMENT

- Anticipate R&D will remain ~12% of revenue long-term
- Disciplined portfolio prioritization will allow for adjacent market research & development investments

SALES & MARKETING

- Net efficiency gains over the planning horizon allow for reinvestments to support revenue growth
- Planning for incremental investments in marketing

GENERAL & ADMINISTRATIVE

- Expect long-term G&A will be ~30% of revenue
- Long-term leverage driven by digital transformation, continuous process improvement and globalization

iRHYTHM

© 2022 iRhythm Technologies, Inc. 124

© 2022 iRhythm Technologies, Inc. 125 Financial outlook summary Aggressive but high-confidence 5-year plan Targeted to deliver ~20% revenue CAGR over next five years, driven by core U.S. and International Expansion into adjacent markets can be potential upside Significant leverage from gross margin and G&A cost savings Targeted 15% adjusted EBITDA margin in 2027 Current cash >$200M and anticipated positive cash flow in the medium term enables investment into future growth

Question & Answer Session

127© 2022 iRhythm Technologies, Inc. Sources

128© 2022 iRhythm Technologies, Inc. Substantial and growing market potential 1. DRG: Ambulatory Electrocardiography Monitoring Devices, Market Insights, US, 2022. 2. US Population per U.S. Census Bureau. Accessed at: https://simplemaps.com/data/us-zips 3. iRhythm estimate assumes a reduction of PCP visits due to the impact of COVID-19 on patient visit trends (either patients delaying or not seeking care) 4. CDC ambulatory care use and physician office visits. Accessed at: https://www.cdc.gov/nchs/fastats/physician-visits.htm 5. Urban Institute Report via American Academy of Family Physicians Foundation https://www.aafp.org/news/health-of-the-public/20211006delayedcare.html 6. Wexler RK, Pleister A, Raman SV. Palpitations: Evaluation in the Primary Care Setting. Am Fam Physician. 2017 Dec 15;96(12):784-789. 7. Weber BE, Kapoor WN. Evaluation and outcomes of patients with palpitations. The American Journal of Medicine. 1996;14(6):138-148. STRATEGY FOR STAKEHOLDER VALUE CREATION

129© 2022 iRhythm Technologies, Inc. Significant adjacent market opportunities SLEEP APNEA MARKET SIZING 1. Franklin, K. A., & Lindberg, E. (2015). Obstructive sleep apnea is a common disorder in the population—a review on the epidemiology of sleep apnea. Journal of thoracic disease, 7(8), 1311. doi: 10.3978/j.issn.2072-1439.2015.06.11 2. Lyons, M. M., Bhatt, N. Y., Pack, A. I., & Magalang, U. J. (2020). Global burden of sleep‐disordered breathing and its implications. Respirology, 25(7), 690-702. https://doi.org/10.1111/resp.13838 3. Marshall, N. S., Wong, K. K., Liu, P. Y., Cullen, S. R., Knuiman, M. W., & Grunstein, R. R. (2008). Sleep apnea as an independent risk factor for all-cause mortality: the Busselton Health Study. Sleep, 31(8), 1079-1085. https://doi.org/10.5665/sleep/31.8.1079 4. Sleep apnea information for clinicians. (2022, May 10). www.sleepapnea.org. https://www.sleepapnea.org/learn/sleep-apnea-information-clinicians HEART FAILURE MARKET SIZING 1. Atrial fibrillation. (2020, September 9). Centers for Disease Control and Prevention. https://www.cdc.gov/heartdisease/atrial_fibrillation.htm 2. Dumitru, I. (2021, October 17). What is the mortality rate for heart failure? Latest Medical News, Clinical Trials, Guidelines - Today on Medscape. https://www.medscape.com/answers/163062- 86190/what-is-the-mortality-rate-for-heart-failure 3. Gidding, S. S., Lloyd-Jones, D., Lima, J., Ambale-Venkatesh, B., Shah, S. J., Shah, R., Lewis, C. E., Jacobs, D. R., & Allen, N. B. (2019). Prevalence of American Heart Association heart failure stages in black and white young and middle-aged adults. Circulation: Heart Failure, 12(9). https://doi.org/10.1161/circheartfailure.118.005730 4. Heart failure. (2020, September 9). Centers for Disease Control and Prevention. https://www.cdc.gov/heartdisease/heart_failure.htm 5. Ritchey, M. D., Wall, H. K., George, M. G., & Wright, J. S. (2020). US trends in premature heart disease mortality over the past 50 years: Where do we go from here? Trends in Cardiovascular Medicine, 30(6), 364-374. https://doi.org/10.1016/j.tcm.2019.09.005 6. Savarese, G., & Lund, L. H. (2017). Global public health burden of heart failure. Cardiac failure review, 3(1), 7. https://doi.org/10.15420/cfr.2016:25:2 HYPERTENSION MARKET SIZING: 1. Bhalia, S., Pallangyo, P., Dalidali, A., Salum, S., Kawajika, R., Kajuna, E., Kusiima, H., Kifai, E., Kisenge, P., Waane, T., & Janabi, M. (2020). Burden and correlates of atrial fibrillation among hypertensive patients attending a tertiary hospital in Tanzania. BMC Cardiovascular Disorders, 20(1). https://doi.org/10.1186/s12872-020-01517-x 2. Facts about hypertension. (2020, September 8). Centers for Disease Control and Prevention. https://www.cdc.gov/bloodpressure/facts.htm 3. Hypertension prevalence in the U.S. tables | Million hearts®. (2021, March 22). Centers for Disease Control and Prevention. https://millionhearts.hhs.gov/data- reports/hypertension-prevalence-tables.html#Table1 4. Krittayaphong, R., Rangsin, R., Thinkhamrop, B., Hurst, C., Rattanamongkolgul, S., Sripaiboonkij, N., & Yindeengam, A. (2016). Prevalence and associating factors of atrial fibrillation in patients with hypertension: A nation- wide study. BMC Cardiovascular Disorders, 16(1). https://doi.org/10.1186/s12872-016-0232-4 5. Lacruz, M. E., Kluttig, A., Hartwig, S., Löer, M., Tiller, D., Greiser, K. H., Werdan, K., & Haerting, J. (2015). Prevalence and incidence of hypertension in the general adult population. Medicine, 94(22), e952. https://doi.org/10.1097/md.0000000000000952 6. Rakicevic, M. (2020, December 17). 31 important sleep apnea statistics you should know in 2021. DisturbMeNot!. https://disturbmenot.co/sleep-apnea- statistics/ 7. Yotov, Y., Torbova, S., Ramshev, K., & Tisheva, S. (2016). [PP. 14.12] PREVALENCE OF ATRIAL FIBRILLATION IN HYPERTENSIVE SUBJECTS: WHAT IS MORE IMPORTANT–BLOOD PRESSURE VALUES OR DURATION OF HYPERTENSION?. Journal of Hypertension, 34, e204-e205. doi: 10.1097/01.hjh.0000491917.63899.23 STRATEGY FOR STAKEHOLDER VALUE CREATION

130© 2022 iRhythm Technologies, Inc. The Zio Service delivers superior clinical accuracy while reducing the cost of care 1. Data on file. iRhythm Technologies, 2019. 2. Tung, et al. Diagnostic yield of extended cardiac patch monitoring in patients with stroke or Tia. Frontiers in Neurology, 2015. 3. Barrett et al. Comparison of 24-hour Holter Monitoring with 14-day Novel Adhesive Patch Electrocardiographic Monitoring. American Journal of Medicine, 2014. 4. Turakhia, M. et al. Diagnostic Utility of a Novel Leadless Arrhythmia Monitoring Device. The American Journal of Cardiology, 2013. 5. Tsang, J.P. et al. Benefits of monitoring patients with mobile cardiac telemetry (MCT) compared with the Event or Holter monitors. Medical Devices: Evidence and Research, 2014. 6. Derkac, W. et al. Diagnostic yield of asymptomatic arrhythmias detected by mobile cardiac outpatient telemetry and autotrigger looping event cardiac monitors. Journal of Interventional Cardiac Electrophysiology, 2017. 7. Case study data gathered in partnership with the health system featured. Data on file, iRhythm Technologies, 2019. 8. S. Steinhubl et. al. AHA Scientific Sessions. Nov, 2020. CLINICAL INNOVATION

131© 2022 iRhythm Technologies, Inc. Zio provides monitoring solutions across the spectrum of care 1. Data on file. iRhythm Technologies, 2019. 2. Tung, et al. Diagnostic yield of extended cardiac patch monitoring in patients with stroke or Tia. Frontiers in Neurology, 2015. 3. Tsang, J.P. et al. Benefits of monitoring patients with mobile cardiac telemetry (MCT) compared with the Event or Holter monitors. Medical Devices: Evidence and Research, 2014. 4. Eysenck, W. et al. A randomized trial evaluating the accuracy of AF detection by four external ambulatory ECG monitors compared to permanent pacemaker AF detection. Journal of Interventional Cardiac Electrophysiology, 2019. 5. Case study data gathered in partnership with the health system featured. Data on file, iRhythm Technologies, 2019. 6. Derkac, W. et al. Diagnostic yield of asymptomatic arrhythmias detected by mobile cardiac outpatient telemetry and autotrigger looping event cardiac monitors. Journal of Interventional Cardiac Electrophysiology, 2017. U.S. CORE BUSINESS

132© 2022 iRhythm Technologies, Inc. International opportunity with 5+ million TAM in prioritized countries UK: iRhythm estimate. UK Office for National Statistics; Hospital Episode Statistics, NHS Digital, 2019-2020; UK Healthcare Market Review 33ed, LaingBuisson, 2021. Accessed 5 January 2022. https://www.laingbuisson.com/shop/uk-healthcare-market-review-33ed/; The UK private health market, Kings Fund, 2014. Accessed 5 January 2022. https://www.kingsfund.org.uk/sites/default/files/media/commission-appendix-uk-private-health-market.pdf; NHS England and the Health and Social Care Information Centre, NHS Hospital Data and Datasets: A Consultation. Published July 22, 2013. Accessed January 5, 2022. https://www.england.nhs.uk/wp- content/uploads/2013/07/hosp-data-consult.pdf; The Health and Social Care Information Centre, Hospital Episode Statistics (HES): Improving the quality and value of hospital data. Published 2011. Accessed January 5, 2022. https://www.aomrc.org.uk/wp- content/uploads/2016/05/Hospital_Episode_Statistics_quality_value_data_0511.pdf. Prioritized EU countries: iRhythm estimate. Global population and healthcare spend per capita, World Bank, 2019 and 2020. Accessed 5 January 2022. https://data.worldbank.org; The Burden of Cardiovascular Disease and Diabetes, OECD, 2011. Accessed 5 January 2022. https://read.oecd-ilibrary.org/social-issues- migration-health/cardiovascular-disease-and-diabetes-policies-for-better-health-and-quality-of-care_9789264233010-en. Federal Statistical Office of Germany and Gesundheitsberichterstattung; Dutch Healthcare Authority; Swedish ICD & Pacemaker Registry and Swedish Society for Clinical Physiology Japan: Japan Ministry of Health Labor and Welfare. INTERNATIONAL MARKETS

133© 2022 iRhythm Technologies, Inc. US cardiac arrhythmia burden 1. Lifetime risk of atrial fibrillation ( 23.4% with an optimal risk profile and 33.4% with a borderline risk profile). BMJ 2018, Laila Staerk, research fellow et. Al. based on longitudinal data from the Framingham Heart Study. 2. AF represents the underlying cause in up to 30% of ischemic strokes among older individuals. One-third of AF patients are asymptomatic at the time of diagnosis. Lin, H. et al. Newly Diagnosed Atrial Fibrillation and Acute Stroke: The Framingham Study. Stroke, 1995. 3. AHA Guidelines for the Primary Prevention of Stroke, A Statement for Healthcare Professionals From the American Heart Association/American Stroke Association. Circulation, 2014. 4. Greater risk of heart failure in men and women respectively if AF is a comorbidity. New England Journal of Medicine, February 2021. 5. Nisar et. al. Trends in Atrial Fibrillation Hospitalizations in the United States: A Report Using Data from the National Discharge Survey. Indian Pacing Electrophysiology Journal, 2017 6. Girotra et al. The True Cost of Stroke: Assessment of Direct and Indirect Cost of Stroke Among All Age Groups in United States of America From 2003-2014. Stroke. 50:A73 (2019) 7. Benjamin, et al. Heart disease and stroke statistics—2019 update: a report from the American Heart Association. Circulation, 2019. KNOW YOUR RHYTHM